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                                                                   EXHIBIT 10.34

         THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), (ii) AN EXEMPTION FROM REGISTRATION, OR (iii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES).

         THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THE ATTACHED WARRANT CERTIFICATE ARE RESTRICTED IN ACCORDANCE WITH THE TERMS PROVIDED HEREIN.

                                WARRANT AGREEMENT

         WARRANT AGREEMENT dated October 22, 2003 between NEOPROBE CORPORATION, a Delaware corporation (the "Company"), and Bridges & Pipes, LLC (the "Purchaser").

         WHEREAS, the Company hereby grants to Bridges & Pipes, LLC or its registered assigns (the "Registered Holder") the right to purchase from the Company 652,174 shares of Common Stock, a number equal to 50% of the number of shares purchased by a Purchaser pursuant to the private offering of the Company's common stock shares of Common Stock (as adjusted from time to time hereunder) at a price per share of $.28 (as adjusted from time to time hereunder, the "Exercise Price"). Certain capitalized terms used herein are defined in Section 5 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

                  This Warrant is subject to the following provisions:

                  Section 1. Exercise of Warrant.

                  1.1. Exercise Period. The Registered Holder may exercise, in whole or in part, the purchase rights represented by this Warrant at any time and from time to time after October 31, 2003 (hereinafter, the "Commencement Date") to and including 5:00 p.m., New York time, on the fifth anniversary of the Commencement Date or, if such day is not a Business Day, on the next preceding Business Day (the "Exercise Period"). The Company shall give the Registered Holder written notice of the expiration of the rights hereunder at least thirty (30) days but not more than ninety (90) days prior to the end of the Exercise Period.

                  1.2.     Exercise Procedure.

                           (a)      This Warrant shall be deemed to have been
exercised when the Company has received all of the following items (the "Exercise Time"):

                                    (i)      a completed Exercise Agreement, as
         described in paragraph 1.3 below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

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                                    (ii)     this Warrant;

                                    (iii)    if this Warrant is not registered
         in the name of the Purchaser, an Assignment or Assignments evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in
         Section 7 hereof; and

                                    (iv)     either (1) a check payable to the
         Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "Aggregate Exercise Price"), (2) the surrender to the Company of debt or equity securities of the Company having a Fair Market Value equal to the Aggregate Exercise Price of the Common Stock being purchased upon such exercise (provided, that for purposes of this subparagraph, the Fair Market Value of any note or other debt security or any preferred stock shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof plus all accrued and unpaid interest thereon or accrued or declared and unpaid dividends thereon) or (3) a written notice to the Company that the Purchaser is exercising the Warrant (or a portion thereof) on a "cashless" basis by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which when multiplied by the Fair Market Value of the Common Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

                           (b)      Certificates for shares of Common Stock
purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within three (3) Business Days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall within such three-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

                           (c)      The Common Stock issuable upon the exercise
of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

                           (d)      The issuance of certificates for shares of
Common Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. Each share of Common Stock issuable upon exercise of this Warrant shall upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

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                           (e)      The Company shall not close its books
against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

                           (f)      The Company shall assist and cooperate with
any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

                           (g)      Notwithstanding any other provision hereof,
if an exercise of all or any portion of this Warrant is to be made in connection with a registered public offering, a sale of the Company or any transaction or event, including a Qualified Public Offering, such exercise may, at the election of the Registered Holder hereof, be conditioned upon the consummation of such transaction or event in which case such exercise shall not be deemed to be effective until the consummation of such transaction or event.

                           (h)      The Company shall at all times reserve and
keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as are issuable upon the exercise of all outstanding Warrants. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrants. The Company will use its best efforts to cause the shares of Common Stock, immediately upon such exercise, to be listed on any domestic securities exchange upon which shares of Common Stock or other securities constituting such shares of Common Stock are listed at the time of such exercise.

                  1.3. Exercise Agreement. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in either Exhibit I or Exhibit II attached hereto, except that if the shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised

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portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

                  1.4. Fractional Shares. If the Common Stock is listed on any securities exchange or quoted on the Nasdaq Stock Market System or the over-the-counter market and a fractional share of Common Stock would, but for the provisions of this paragraph 1.4, be issuable upon exercise of the rights represented by this Warrant, the Company shall, within five (5) Business Days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between Fair Market Value of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

                  Section 2. Adjustment of Exercise Price and Number of Shares of Common Stock. In order to prevent dilution of the rights granted under this Warrant and grant the holder hereof certain additional rights, the Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this
Section 2.

                  2.1. Computation of Adjusted Exercise Price. Except as hereinafter provided, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock, other than the issuances or sales referred to in Section 2.7 hereof ("Excluded Issuances"), including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any outstanding options, rights or warrants, to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, for a consideration per share less than the Exercise Price in effect immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the quotient derived by dividing (i) an amount equal to the sum of (a) the total number of shares of Common Stock outstanding immediately prior to the issuance or sale of such shares, multiplied by the Exercise Price in effect immediately prior to such issuance or sale, and (b) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by
(ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by
Section 2.3 hereof.

         For the purposes of this Section 2 the term "Exercise Price" shall mean the Exercise Price per share of Common Stock set forth in Section 5 hereof, as adjusted from time to time pursuant to the provisions of this Section 2.

         For the purposes of any computation to be made in accordance with this
Section 2.1, the following provisions shall apply:

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                           (i)      In case of the issuance or sale of shares of
Common Stock for a consideration, part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or if either of such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

                           (ii)     In case of the issuance or sale (otherwise
than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

                           (iii)    Shares of Common Stock issuable by way of
dividend or other distribution on any capital stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

                           (iv)     The reclassification of securities of the
Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) of this
Section 2.1.

                           (v)      The number of shares of Common Stock at any
one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities.

                           (vi)     As used herein, the phrase "Market Price" at
any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average closing bid price as furnished by the NASD through NASDAQ or similar organization if NASDAQ is no longer reporting such information, or if the Common Stock is not quoted on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

                  2.2. Options, Rights, Warrants and Convertible and Exchangeable Securities. In case the Company shall at any time after the date hereof issue options, rights or warrants to subscribe

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for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, other than Excluded Issuances, for a consideration per share less than the Exercise Price in effect or the Market Price immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, or without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 2.1 hereof, provided that:

                  (a) The aggregate maximum number of shares of Common Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the Warrants), if any, received by the Company for such options, rights or warrants.

                  (b) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of the Warrants) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.

                  (c) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection
(a) of this Section 2.2, or in the price per share at which the securities referred to in subsection (b) of this Section 2.2 are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

                  2.3. Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

                  2.4. Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 2, the number of Warrant Securities issuable upon the exercise of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Securities

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issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  2.5. Definition of Common Stock. For the purpose of this Agreement, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that the Company shall after the date hereof issue securities with greater or superior voting rights than the shares of Common Stock outstanding as of the date hereof, the Holder, at its option, may receive upon exercise of any Warrant either shares of Common Stock or a like number of such securities with greater or superior voting rights.

                  2.6. Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, or sale by the Company of all or substantially all of its assets to another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger or acquiror of such assets shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 2. The above provision of this Subsection shall similarly apply to successive consolidations or mergers.

                  2.7. No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made:

                  (a) Upon the issuance or sale of the Warrants or the shares of Common Stock issuable upon the exercise of the Warrants, or any options, rights and Warrants issued and outstanding on the date hereof;

                  (b) If the amount of said adjustment shall be less than 2 cents ($.02) per Warrant, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 2 cents ($.02) per Warrant; or

                  (c) (i)the issuance of Common Stock to employees, consultants, officers or directors of the Corporation pursuant to stock purchase or stock option plans or agreements approved by the Board of Directors of the Corporation (the "Board"), (ii) the issuance of Common Stock (or securities exercisable for or converted into Common Stock) representing in the aggregate not more than 2% of the outstanding Common Stock of the Company to vendors, distributors, suppliers, financial institutions or lessors in connection with commercial credit arrangements, equipment financings or similar transactions approved by the Board, or (iii) the issuance of securities pursuant to transactions involving the in-licensing of technology or products or the development of technology or products on behalf of the Company unanimously approved by the Board.

                  2.8. Dividends and Other Distributions. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable under the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 2.8.

                  2.9.     Notices.

                  (a) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (b) The Company shall give written notice to the Registered Holder at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Qualified Public Offering, Liquidation Event, Organic Change or other dissolution or liquidation.

                  (c) The Company shall also give written notice to the Registered Holders at least twenty (20) days prior to the date on which any Qualified Public Offering, Liquidation Event, Organic Change or other dissolution or liquidation shall take place.

                  Section 3. Liquidating Dividends. If the Company declares or pays a dividend upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company shall pay to the Registered Holder of this Warrant at the time of payment thereof the Liquidating Dividend which would have been paid to such Registered Holder on the Common Stock had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

                  Section 4. Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Registered Holder of this Warrant shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                  Section 5. Definitions. The following terms have meanings set forth below:

                  "Board of Directors" means the board of directors of the Company.

                  "Business Day" means any day other than a Saturday, a Sunday or a day on which banks in New York City are authorized or obligated by law or executive order to close.

                  "Common Stock" means the Company's Common Stock, par value $0.001 per share, and except for purposes of the shares obtainable upon exercise of this Warrant, any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

                  "Convertible Securities" means any stock or securities (directly or indirectly) convertible into or exchangeable for Common Stock.

                  "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

                  "Fair Market Value" means as to any security, the greater of either (i) the closing price on the day "Fair Market Value" is to be determined or (ii) the average of the closing prices of such security's sales on the New York Stock Exchange, the American Stock Exchange or any other domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq Stock Market as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the Nasdaq Stock Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization (collectively, a "Securities Exchange"), in each such case averaged over a period of three (3) days consisting of the day as of which "Fair Market Value" is being determined and the two

(2) consecutive Business Days prior to such day. If at any time such security is not listed or quoted on any Securities Exchange, the "Fair Market Value" shall be the fair value thereof determined jointly by the Company and the Registered Holders of Warrants representing a Majority of the Common Stock purchasable upon exercise of all the Warrants then outstanding; provided, that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing two-thirds of the Common Stock purchasable upon exercise of all the Warrants then outstanding. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

                  "Liquidation Event" means (a) the liquidation, dissolution or winding up of the Company, (b) any merger, reorganization or consolidation to which the Company is a party, except for a merger, reorganization or consolidation in which the Company is the surviving Company, the terms of the Warrants or Common Stock are not changed and neither the Warrants nor Common Stock are exchanged for cash, securities or other property, and after giving effect to such merger, reorganization or consolidation, the holders of the Company's outstanding capital stock possessing a majority of the voting power (under ordinary circumstances) to elect a majority of the Board of Directors immediately prior to the merger, reorganization or consolidation shall continue to own the Company's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Board of Directors,
(c) any sale or transfer of more than 50% of the assets of the Company and its Subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Board of Directors) in any transaction or series of transactions and (d) any sale, transfer or issuance or series of sales, transfers and/or issuances of Common Stock or other securities by the Company or any holders thereof which results in either (i) any Person or group of Persons (as the term "group" is used under the Exchange Act), beneficially owning (as such term is used in the Exchange Act) more than 50% of the Common Stock outstanding or on a fully diluted basis at the time of such sale, transfer or issuance or series of sales, transfers and/or issuances or (ii) Persons beneficially owning the Common Stock outstanding or on a fully diluted basis at the time of such sale, transfer or issuance or series of sales, transfers and/or issuances beneficially owning less than 50% of the Common Stock outstanding or on a fully diluted basis following such sale, transfer or issuance or series of sales, transfers and/or issuances.

                  "Options" means any rights or options to subscribe for or purchase Common Stock or Convertible Securities.

                  "Person" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

                  "Qualified Public Offering" means the sale, in an underwritten public offering registered under the Securities Act, of shares of Common Stock having (a) a per share value (based on the aggregate proceeds received by the Company in such offering, prior to applicable underwriting discounts or commissions) of at least three (3) times the Exercise Price in effect immediately prior to the time of such sale and (b) an aggregate value (based on the aggregate proceeds received by the Company in such offering, prior to applicable underwriting discounts or commissions) of at least $5 million, and which are listed on any securities exchange or quoted on the Nasdaq Stock Market System or the over-the-counter market following such offering.

                  Other capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Purchase Agreement.

                  Section 6. No Voting Rights; Limitations of Liability. This Warrant shall have voting rights as provided in the Company's Certificate of Incorporation. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such Registered Holder for the Exercise Price of Warrant Shares acquirable by exercise hereof or as a stockholder of the Company.

                  Section 7. Warrant Transferable. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit III hereto) at the principal office of the Company.

                  Section 8. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

                  Section 9. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of an unsecured indemnity agreement of the Registered Holder in form reasonably satisfactory to the Company, or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

                  Section 10. Notices. Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be (i) delivered in person, (ii) transmitted by facsimile, (iii) sent by registered or certified mail, postage prepaid with return receipt requested, or (iv) sent by reputable overnight courier service, fees prepaid, to (x) the Company, at its principal executive offices and (y) to any Registered Holder, at such Registered Holder's address as it appears in the records of the Company (unless otherwise indicated by any such Registered Holder). Notices shall be deemed given upon personal delivery, upon receipt of return receipt in the case of delivery by mail, upon acknowledgment by the receiving facsimile machine or one day following deposit with an overnight courier service.

                  Section 11. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of outstanding Warrants; provided, that no such action may change the Exercise Price of the Warrants or the number of shares or class of stock obtainable upon exercise of each Warrant without the written consent of the Registered Holders of Warrants representing 100% of the shares of Common Stock obtainable upon exercise of the Warrants.

                  Section 12. Warrant Register. The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of Warrants. The Company may deem and treat the Registered Holder as the absolute owner hereof (notwithstanding any notation of ownership or other writing hereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

                  Section 13. Governing Law. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES. THE PARTIES HERETO FURTHER AGREE AND ACKNOWLEDGE THAT ANY DISPUTE OR CONTROVERSY ARISING OUT OF OR IN ANY MANNER WHATSOEVER RELATING TO THIS WARRANT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK LOCATED IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS WARRANT HEREBY (I) ACCEPTS THE JURISDICTION OF THE AFORESAID COURTS; (II) IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT OF ANY SUCH COURT WITH RESPECT TO THIS WARRANT; AND (III) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE, COURT, ACTION OR PROCEEDING WITH RESPECT TO THIS WARRANT BROUGHT IN ANY SUCH COURT AND FURTHER IRREVOCABLY WAIVES ANY SUCH CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  Section 14. Headings. The headings of the various sections of this Warrant have been inserted for reference only and shall not be deemed to be a part of this Warrant .

                  Section 15. Specific Performance. The Company, on the one hand, and the holder of this Warrant, on the other hand, acknowledge that money damages would not be a sufficient remedy for any breach of this Warrant. It is accordingly agreed that the parties shall be entitled to specific performance and injunctive relief as remedies for any such breach, these remedies being in addition to any of the remedies to which they may be entitled at law or equity.

                  Section 16. Remedies Cumulative. Except as otherwise provided herein, the remedies provided herein shall be cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of any other remedies against any other party hereto.

                  Section 17. No Third Party Beneficiaries. Except as specifically set forth or referred to herein, nothing herein is intended or shall be construed to confer upon any person or entity other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Warrant.

                  Section 18. Severability. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                  Section 19. Entire Agreement; Modification. This Warrant contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

                  Section 20. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Warrant. In the event an ambiguity or question of intent or interpretation arises, this Warrant shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Warrant.

                                    * * * * *

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                           [SIGNATURE PAGE TO FOLLOW]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the date hereof.

                                             NEOPROBE CORPORATION

                                             Dated: October 22, 2003

                                             By:  /s/ David C. Bupp
                                                  ------------------------------
                                                  Name:  David C. Bupp
                                                  Title: Chief Executive Officer

                                                                       EXHIBIT I

          [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 1.2(a)(iv)]
                  (Exercise and payment by check or securities)

To:      Dated:

                  The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of ____________ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.

                                              Signature:________________________

                                              Address:__________________________

                                                                      EXHIBIT II

        [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 1.2(a)(iv)(3)]
                               (Cashless Exercise)

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _________________ shares of Common Stock all in accordance with the terms hereof and Section 1.2(a)(iv)(3) of the Warrant Agreement. The undersigned requests that a certificate for such securities be registered in the name of ___________________ whose address is _______________________________________________________________
______________ and that such Certificate be delivered to________________________
__________________________ whose address is ____________________________________
____________________________________.

Dated:

                           Signature _____________________________________

                           (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                           ________________________________
                           (Insert Social Security or Other
                           Identifying Number of Holder)

                                                                     EXHIBIT III

              [FORM OF ASSIGNMENT PURSUANT TO SECTION 1.2(a)(iii)]

(To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)

     FOR VALUE RECEIVED
hereby sells, assigns and transfers unto

_________________________________________________
  (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints _______________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:

               Signature: ___________________________________

               (Signature must confirm in all respects to name of holder as specified on the face of the Warrant Certificate.)

                       (Insert Social Security or Other Identifying Number of Assignee).